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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 21, 2004


                           Mobile Area Networks, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


                     333-18439                       59-3482752
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             (Commission File Number)             (I.R.S. Employer
                                                Identification No.)


    2772 Depot Street, Sanford, Florida                           32746
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(New Address of Principal Executive Offices)                    (Zip Code)


                                  407-333-2350
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              (Registrant's Telephone Number, Including Area Code)

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Item 4. Changes in Registrant's Certifying Accountants.

      (a)   Termination of previous independent accountants.

      On January 20, 2004 the Company dismissed its independent public accountants Rotenberg & Company, LLP as a cost savings measure because their location distance from the Registrant created a difficult working arrangement and added extra expense.

      (i) There have been no disagreements between the Company and Rotenberg & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the period of Rotenberg's engagement which included the year ended December 31, 2002 and the subsequent interim period through the date of dismissal, or January 20, 2004.

      (ii) The Company received unqualified opinions for the year ended 2002 and reviews for quarters in 2003. Additionally for the year ended December 31, 2002 the former independent public accountants noted a going concern contingency in a forth paragraph which related to uncertainties regarding future sources of working capital.

      (iii) The audit committee approved this change of auditors for the Company.

      (b)   Engagement of New Independent Accountants.

      Effective January 20, 2004 the Company engaged Robert N. Clemons, CPA, PA to serve as the Company's independent auditor for the year ended December 2003 and for the year end December 31, 2004.

      During the two most recent fiscal years and through the date of this Form 8-K/A, the Company did not consult with Robert N. Clemons regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K)

Item 7. Exhibits

      (c)   Exhibits

            99    Consent of Rotenberg & Company LLP.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mobile Area Networks, Inc.
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                                            (Registrant)


Date:  January 21, 2004                     By: /s/ George Wimbish
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                                                George Wimbish, President
                                                & Chief Executive Officer